Registration No. 33-12
1940 Act File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

CASH RESERVE FUND
________________________________________

Supplement Dated September 22, 2008
To
Prospectus Dated March 1, 2008

Sales of Class B Shares Suspended to New Investors

Beginning on September 22, 2008, the Cash Reserve Fund will no longer offer for sale Class B Shares to new investors. Current holders of Class B Shares will be permitted to continue to make purchases of additional Class B Shares, including purchases through automatic investment plans, and will also be permitted to continue reinvesting dividends and capital gains distributions in additional Class B Shares. The Cash Reserve Fund has no present intent to open Class B Shares to new investors at any time in the future.